SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 30, 1997
                                                         ----------------

                          PHILIP MORRIS COMPANIES INC.
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             (Exact name of registrant as specified in its charter)



     Virginia                    1-8940                   13-3260245
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  (State or other             (Commission                (IRS Employer
   jurisdiction                File Number)            Identification No.)
  of incorporation)


  120 Park Avenue, New York, New York                    10017-5592
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  (Address of principal                                   (Zip Code)
   executive offices)


       Registrant's telephone number, including area code (212) 880-5000
                                                          --------------

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          (Former name or former address, if changed since last report)

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Item 5.   Other Events.

          Filed as part of this Current Report on Form 8-K are the consolidated balance sheets of Philip Morris Companies Inc. and subsidiaries (the "Company") as of December 31, 1996 and 1995, and the related consolidated statements of earnings, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1996 (the "Financial Statements"), the independent accountants' report thereon and the statement regarding computation of ratios of earnings to fixed charges. The Financial Statements, the independent accountants' report and the statement regarding computation of ratios of earnings to fixed charges will be incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 1996.

          Additionally, see Exhibit 1 below.

Item 7.   Financial Statements and Exhibits.


          The Financial Statements, together with the independent accountants' report thereon, are included herein.

  (c)     Exhibits

          1.   Form of Underwriting Agreement, including form of Terms
               Agreement.

          12. Statement regarding computation of ratios of earnings to fixed charges.

          23.  Consent of independent accountants.

          27.  Financial Data Schedule.

          99.  Financial Statements.


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

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



          PHILIP MORRIS COMPANIES INC.



BY        /s/ LOUIS C. CAMILLERI
          Senior Vice President and
          Chief Financial Officer


DATE      January 30, 1997


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

                                  EXHIBIT INDEX

Exhibit No.

1.   Form of Underwriting Agreement, including form of Terms Agreement.

12.  Statement regarding computation of ratios of earnings to fixed charges.

23.  Consent of independent accountants.

27.  Financial Data Schedule.

99.  Financial Statements.